                                                                  EXHIBIT 10.83


                         SECURITIES PURCHASE AGREEMENT

         THE PREFERRED STOCK BEING SUBSCRIBED FOR HEREIN AND THE COMMON STOCK ISSUABLE UPON CONVERSION OF THE PREFERRED STOCK HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, (THE "1933 ACT") OR THE SECURITIES COMMISSION OF ANY STATE UNDER ANY STATE SECURITIES LAW. SUCH SECURITIES ARE BEING OFFERED PURSUANT TO THE SAFE HARBOR EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT AFFORDED BY REGULATION S ("REGULATION S") PROMULGATED UNDER THE 1933 ACT. SUCH SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO U.S. PERSONS (AS SUCH TERM IS DEFINED IN REGULATION S) UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, OR SUCH OFFERS, SALES AND TRANSFERS ARE MADE PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

         THIS SUBSCRIPTION AGREEMENT DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, ANY OF THE SECURITIES OFFERED HEREBY TO ANY PERSON IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. AN INVESTMENT IN SUCH SECURITIES INVOLVES A HIGH DEGREE OF RISK. IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND THE RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED, APPROVED OR DISAPPROVED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT REVIEWED, PASSED UPON, CONFIRMED OR DETERMINED THE ACCURACY OR ADEQUACY OF THIS DOCUMENT OR ANY INFORMATION PROVIDED BY THE COMPANY TO POTENTIAL INVESTORS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         SECURITIES PURCHASE AGREEMENT (this "AGREEMENT"), dated as of February 20, 1996 by and among AMERICAN BIOMED, INC., a Delaware corporation, with headquarters located at 10077 Grogran's Mill Road, Suite 100, The Woodlands, Texas 77380 (the "COMPANY"), and each of the Purchasers (individually, a "PURCHASER" and collectively, the "PURCHASERS") set forth on the execution pages hereof (the "EXECUTION PAGES").

         WHEREAS:

         A. The Company and the Purchasers are executing and delivering this Agreement in reliance upon the safe harbor exemption from securities registration afforded by the provisions Regulation S ("REGULATION S"), as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 ACT");

         B. Each of the Purchasers desires to purchase, upon the terms and conditions stated in this Agreement, the number of shares of the Company's Series A Convertible Preferred Stock, par value $.001 per share (the "PREFERRED STOCK"), set forth immediately below each such Purchaser's name on the Execution Pages, at a price equal to One Thousand Dollars ($1,000) per share, the stated value thereof. The rights, preferences and privileges of the Preferred Stock, including the terms upon which such Preferred Stock is convertible into shares of the Company's Common Stock, par value $.001 per share, (the "COMMON STOCK") are set forth in the form of Certificate of Designation attached hereto as EXHIBIT "A" (the "CERTIFICATE OF DESIGNATION").

         C. Contemporaneous with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, in the form attached hereto as EXHIBIT "B" (the "REGISTRATION RIGHTS AGREEMENT"), pursuant to which the Company has agreed to provide certain registration rights under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws;

         NOW THEREFORE, the Company and the Purchasers hereby agree as follows:

1.       PURCHASE AND SALE OF PREFERRED STOCK.

         a. Purchase of Preferred Stock. Subject to the satisfaction (or waiver) of the conditions set forth in Section 6 and Section 7 below, the Company shall issue and sell to each Purchaser and each Purchaser shall purchase from the Company the number of shares of Preferred Stock set forth immediately below each such Purchaser's name on the Execution Pages, at a price equal to One Thousand Dollars ($1,000) per share, the stated value thereof (the "PURCHASE PRICE"). The shares of Preferred Stock to be issued and sold hereunder are hereinafter referred to as the "PREFERRED SHARES."

         b. Form of Payment. At the Closing (as hereinafter defined), (i) the Purchasers shall pay the Purchase Price by wire transfer to the Company, in accordance with the Company's written wiring instructions, against delivery of duly executed certificates representing such Preferred Shares, and (ii) the Company shall deliver such certificates against delivery of such Purchase Price.

         c. Closing/Closing Date. Subject to the satisfaction (or waiver) of the conditions thereto set forth in Section 6 and Section 7 below, a individual closing ("CLOSING") shall be conducted with respect to each Purchaser or group of Purchasers on July 24, 1996 or such other date as the parties shall agree. Such Closing shall occur at the offices of Klehr, Harrison, Harvey, Branzburg & Ellers,

1401 Walnut Street, Philadelphia, Pennsylvania 19102. For the purposes of this Agreement and compliance with Regulation S, the date on which the last such Closing takes place, and all Preferred Shares offered hereby have been purchased, shall be deemed to be the "CLOSING DATE".

2.       PURCHASERS' REPRESENTATIONS AND WARRANTIES

         Each Purchaser represents and warrants to the Company solely with respect to such Purchaser that:

         a. Investment Purpose. The Purchaser is purchasing the Preferred Shares (including the shares of Common Stock issuable upon conversion of the Preferred Shares (the "CONVERSION SHARES") (collectively, the "SECURITIES")) for its own account for investment only and not with a present view towards the public sale or distribution thereof, except pursuant to sales that are exempt from the registration requirements of the 1933 Act and/or sales registered under the 1933 Act. Purchaser understands that Purchaser must bear the economic risk of this investment indefinitely, unless the Securities are registered pursuant to the 1933 Act and any applicable state securities or blue sky laws ("State Acts") or an exemption from such registration is available, and that the Company has no present intention of registering any such Securities other than as contemplated by the Registration Rights Agreement. Purchaser represents and warrants to the Company, as of the date of this Agreement, that Purchaser has no present plan or intention to sell the Securities in the United States or to a U.S. person at any predetermined time, and has made no predetermined arrangements to sell the Securities. Purchaser covenants that neither Purchaser nor its affiliates nor any person acting on its or their behalf has entered, has the intention of entering, or will enter into any put option, short position or other similar instrument or position in the U.S. with respect to the Securities at any time after receipt of the term sheet concerning the transaction contemplated thereby (the "Term Sheet") until the expiration of the period commencing on the Closing Date and ending forty (40) days thereafter (the "Restricted Period") or for the intended purpose of lowering the price at which the Preferred Shares are convertible into Conversion Shares and neither Purchaser nor any of its affiliates nor any person acting on its or their behalf will at any time use Conversion Shares or Preferred Shares to settle/cover any put option, short position or other similar instrument or position entered into prior to the end of the Restricted Period.

         b. Accredited Investor Status. The Purchaser is an "ACCREDITED INVESTOR" as that term is defined in Rule 501(a) of Regulation D ("REGULATION D") as promulgated by the SEC under the 1933 Act.

         c. Reliance on Exemptions. The Purchaser understands that the Preferred Shares are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Preferred Shares.

         d. Information. The Purchaser and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Purchaser or its advisors. The Purchaser and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received what the Purchaser believes to be satisfactory answers to any such inquiries. Neither such inquiries nor any other due diligence investigation conducted by Purchaser or any of its advisors or representatives shall modify, amend or affect Purchaser's right to rely on the Company's representations and warranties contained in Section 3 below. The Purchaser understands that its investment in the Securities involves a high degree of risk.

         e. Governmental Review. The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

         f. Offshore Transaction. The Purchaser represents and warrants to the Company that (i) the Purchaser is not a "U.S. person" as that term is defined in Rule 902(o) of Regulation S and, in that regard, further represents that (a) it is organized under the laws of a jurisdiction other than the United States and (b) if organized by a "U.S. Person" principally for the purpose of investing in securities not registered under the Act, it was organized and is owned by Accredited Investors who are not natural persons, estates or trusts;
(ii) the Preferred Shares were not offered to the Purchaser in the United States and at the time of execution of this Subscription Agreement and the time of any offer to the Purchaser to purchase Preferred Shares hereunder, the Purchaser was physically outside the United States; (iii) the Purchaser is purchasing the Securities for its own account and not on behalf of or for the benefit of any U.S. person and the sale and resale of the Securities have not been prearranged with any U.S. person or buyer in the United States; (iv) the Purchaser agrees that all offers and sales of the Securities prior to the expiration of the Restricted Period shall not be made to U.S. persons or for the account or benefit of U.S. persons and shall otherwise be made in compliance with the provisions of Regulation S. Purchaser is not a distributor or dealer with respect to the Securities.

         g. Signatory's Representation. The Purchaser represents and warrants that the signatory to this Agreement is not a U.S. Person (as defined in Regulation S), and is not located in the U.S. at the time of signing this Agreement.

         h. No Scheme to Evade Registration. Purchaser's acquisition of the Securities is not a transaction (or any element of a series of transactions) that is part of a plan or scheme to evade the registration provisions of the 1933 Act.

         i. Authorization; Enforcement. This Agreement and the Registration Rights Agreement have been duly and validly authorized, executed and delivered on behalf of the Purchaser and are valid and binding agreements of the Purchaser enforceable in accordance with their terms.

         j. Residency. The Purchaser is a resident of the country set forth immediately below its name on the Execution Pages.

3.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         The Company represents and warrants to each Purchaser that:

         a. Organization and Qualification. The Company and each of its subsidiaries is a corporation duly organized and existing in good standing under the laws of the jurisdiction in which it is incorporated, and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company and each of its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary and where the failure so to qualify would have a Material Adverse Effect. "MATERIAL ADVERSE EFFECT" means any material adverse effect on the operations, properties, financial condition or prospects of the Company or on the transactions contemplated hereby.

         b. Authorization; Enforcement. (i) The Company has the requisite corporate power and authority to enter into and perform this Agreement, and the Registration Rights Agreement to issue and sell the Preferred Shares in accordance with the terms hereof and, upon approval of the Amendment (as hereinafter defined) by the Company's stockholders and the filing thereof with the Secretary of State of the State of Delaware, to issue the Conversion Shares upon conversion of the Preferred Shares in accordance with the terms of the Certificate of Designation to issue the Conversion Shares upon conversion of the Preferred Shares in accordance with the terms of the Certificate of Designation, (ii) the execution and delivery of this Agreement and the Registration Rights Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby (including without limitation the issuance of the Preferred Shares and the issuance and reservation for issuance of the Conversion Shares issuable upon conversion thereof) have been duly authorized by the Company's Board of Directors and, except for the approval of the Amendment by the Company's stockholders no further consent or authorization of the Company, its Board or Directors, or its stockholders is required, (iii) this Agreement has been duly executed and delivered by the Company, and (iv) this Agreement constitutes, and upon execution and delivery by the Company of the Registration Rights Agreement, such agreement will constitute, a valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

         c. Capitalization. The capitalization of the Company as of the date hereof, including the authorized capital stock, the number of shares issued and outstanding, the number of shares reserved for issuance pursuant to the Company's stock option plans, the number of shares reserved for issuance pursuant to securities (other than the Preferred Shares) exercisable for, or convertible into or exchangeable for any shares of Common Stock and the number of shares to be reserved for issuance upon conversion of the Preferred Shares on the effective date of the Amendment (subject to adjustment pursuant to the Company's covenant set forth in Section 4(f) below), is set forth on SCHEDULE 3(C). All of such outstanding shares of capital stock have been, or upon issuance will be, validly issued, fully paid and nonassessable. No shares of capital stock of the Company are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances. Except as disclosed in SCHEDULE 3(C), as of the date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for any shares of capital stock of the Company or any of its subsidiaries, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries, and (ii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of its or their securities under the 1933 Act (except the Registration Rights Agreement). The Company has furnished to the Purchaser true and correct copies of the Company's Restated Certificate of Incorporation as in effect on the date hereof ("CERTIFICATE OF INCORPORATION"), the Company's By-laws, as in effect on the date hereof (the "BY-LAWS"), the Certificate of Designation and the terms of all securities convertible into or exercisable for Common Stock of the Company and the material rights of the holders thereof in respect thereto. The Company shall provide the Purchaser with a written update of this representation signed by the Company's Chief Executive or Chief Financial Officer on behalf of the Company as of the Closing Date.

         d. Issuance of Shares. The Preferred Shares are, and on the effective date of the Amendment the Conversion Shares will be, duly authorized and, upon issuance in accordance with the terms of this Agreement, upon conversion of the Preferred Shares such Shares shall be validly issued, fully paid and non-assessable, and free from all taxes, liens and charges with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of stockholders of the Company.

         e. No Conflicts. The execution, delivery and performance of this Agreement, and the Registration Rights Agreement by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Preferred Shares, and after the effective date of the Amendment, the issuance and reservation for issuance of the Conversion Shares) will not (i) result in a violation of the Certificate of Incorporation or By-laws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). Except as set forth on Schedule 3(e) hereof, neither the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation, By-laws or other organizational documents and neither the Company nor any of its subsidiaries is in default (and no event has occurred which with notice or lapse of time or both would put the Company or any of its subsidiaries in default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, except for possible defaults or rights as would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company and its subsidiaries are not being conducted, and shall not be conducted so long as a Purchaser owns any of the Securities, in violation of any law, ordinance or regulation of any governmental entity, except for possible violations which either singly or in the aggregate do not have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the 1933 Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement, or the Registration Rights Agreement or to perform its obligations under the Certificate of Designation, in each case in accordance with the terms hereof or thereof.

         f. SEC Documents, Financial Statements. Since December 31, 1995, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act of 1934, as amended (the "1934 ACT") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits) incorporated by reference therein, being hereinafter referred to herein as the "SEC DOCUMENTS"). The Company has delivered to Purchaser true and complete copies of the SEC Documents, except for such exhibits, schedules and incorporated documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in the financial statements of the Company included in the SEC Documents, the Company has no liabilities, contingent or otherwise, other than
(i) liabilities incurred in the ordinary course of business subsequent to December 31, 1995 and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, which, individually or in the aggregate, are not material to the financial condition or operating results of the Company. The Company has not provided to any Purchaser any information which, according to applicable law, rule or regulation, should have been disclosed publicly by the Company but which has not been so disclosed.

         g. Absence of Certain Changes. Since December 31, 1995 there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition, results of operations or prospects of the Company, except as disclosed in Schedule 2(g) or in the SEC Documents.

         h. Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company or any of its subsidiaries.

         i. Disclosure. All information relating to or concerning the Company set forth in this Agreement and provided to the Purchaser pursuant to Section 2(d) hereof and otherwise in connection with the transactions contemplated hereby is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or exists with respect to Company or its subsidiaries or the respective business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

         j. Acknowledgment Regarding Purchaser's Purchase of the Preferred Shares. The Company further acknowledges that Purchaser is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by the Purchaser or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to the Purchaser's purchase of the Preferred Shares. The Company further represents to Purchaser that the Company's decision to enter into this Agreement has been based solely on the independent evaluation of the Company and its representatives.

         k. Current Public Information. The Company represents and warrants to the Purchaser that the Company is a "domestic issuer" and a "reporting issuer" as defined in Rule 902 of Regulation S. The Common Stock is registered under
Section 12(b) or 12(g) of the 1934 Act, and the Company has filed all the materials required to be filed as reports pursuant to the 1934 Act for a period of at least twelve months preceding the date hereof (or for such shorter period as the Company was required by law to file such material), and all such filings have been made on a timely basis. The Company is currently eligible to register the resale of its Common Stock on a registration statement Form S-3 under the 1933 Act.

         l. No Securities Offered in U.S. or to any U.S. Person. Based upon, among other things, the representations and warranties of the Purchasers in this Agreement, the Company represents that it has not offered the Preferred Shares offered hereunder to any Purchaser in the U.S. or to any person in the United States or any U.S. Person (as defined in Regulation S).

         m. No Directed Selling Efforts in Regard to this Transaction. Neither the Company nor any distributor participating in the transaction contemplated hereby (if any) nor any person acting for the Company, or any such distributor, has conducted any "directed selling efforts" in the United States, as such term is defined in Rule 902 of Regulation S, or any general solicitation, as such term is defined in Regulation D, with respect to any of the Securities.

         n. No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offerers to buy any security under circumstances that would require registration of the Securities under the 1933 Act.

         o. No Brokers. The Company has taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments by any Purchaser relating to this Agreement or the transactions contemplated hereby, except for dealings with Zanett Capital Inc., whose commissions and fees will be paid for by the Company.

4.       COVENANTS.

         a. Best Efforts. The parties shall use their best efforts timely to satisfy each of the conditions described in Section 6 and 7 of this Agreement.

         b. Reporting Status. So long as the Purchasers beneficially own any of the Securities, the Company shall timely file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination.

         c. Use of Proceeds. The Company shall not use the proceeds from the sale of the Preferred Shares for anything other than the Company's internal working capital purposes, and shall not, directly or indirectly, use such proceeds for any loan to or investment in any other corporation, partnership, enterprise or other person.

         d. Financial Information. The Company agrees to send the following reports to each Purchaser until such Purchaser transfers, assigns, or sells all of the Securities: (i) within ten (10) days after the filing with the SEC, a copy of its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and any Current Reports on Form 8-K; and (ii) within one (1) day after release, copies of all press releases issued by the Company or any of its subsidiaries.

         e. Reservation of Shares. The Company shall, at all times after the effective date of the Amendment, have authorized, and reserved for the purpose of issuance, a sufficient number of shares of Common Stock to provide for the full conversion of the outstanding Preferred Shares and issuance of the Conversion Shares in connection therewith (based on the Conversion Price of the Preferred Shares in effect from time to time). The Company shall not reduce the number of shares reserved for issuance upon conversion of the Preferred Shares without the consent of each of the Purchasers, which consent will not be unreasonably withheld.

         f. Listing. The Company shall take all actions necessary to continue the listing and trading of its Common Stock on the National Association of Securities Dealers, Inc. OTC Bulletin Board (the "OTC BULLETIN BOARD") and shall comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the NASD until such time as such Common Stock is listed on one of the securities exchanges or interdealer question systems set forth in the next sentence. The Company shall use its best efforts to secure the listing and trading of its Common Stock on either the American Stock Exchange ("AMEX"), the New York Stock Exchange ("NYSE"), the NASDAQ National Market System ("NASDAQ-NMS") or the NASDAQ Small Cap Market ("NASDAQ SMALL CAP") not later than December __, 1996, and thereafter to continue the listing and trading of its Common Stock thereon and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the NASD and such exchanges, as applicable. The Company shall promptly secure the listing of the Conversion Shares upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Conversion Shares from time to time issuable upon conversion of the Preferred Shares.

         g. Corporate Existence. So long as the Purchaser beneficially owns any Preferred Shares, the Company shall maintain its corporate existence, except in the event of a merger, consolidation or sale of all or substantially all of the Company's assets, as long as the surviving or successor entity in such transaction (i) assumes the Company's obligations hereunder and under the agreements and instruments entered into in connection herewith and (ii) is a publicly traded corporation whose Common Stock is listed for trading on the AMEX, the NYSE or the NASDAQ-NMS.

         h. Amendment to Certificate of Incorporation. The Company shall use its best efforts to amend, as soon as practicable after the date hereof (and in any event no later than November 30, 1996), the Company's Certificate of Incorporation to increase the number of shares of Common Stock the Company is authorized to issue to at least such amount as will allow the reservation for issuance and issuance of the full number of shares of Common Stock issuable upon conversion of the Preferred Shares (the "AMENDMENT"). In that regard, the Company shall present to its stockholders a proposal to approve the Amendment at its next annual meeting of stockholders or a special meeting of stockholders called for such purpose and shall prepare proxy materials with respect thereto which contain the recommendation of the Company's Board of Directors for the approval of the Amendment and which comply, in all material respects, with the proxy rules promulgated pursuant to the 1934 Act.

         i. Conclusion of Offering. The Company and the Purchasers agree that the Closing Date shall be deemed to be a conclusion of the offering of Preferred Shares contemplated hereby. The Company acknowledges and agrees that, for purposes of clarifying and specifying the applicable Restricted Period under Regulation S, the Purchasers intend to observe as the Restricted Period (as defined in Regulation S) for the Preferred Shares, the period commencing on the Closing Date and ending 40 days thereafter.

         j. Legends. The Conversion Shares, and the certificates evidencing the same, shall at all times be free of legends (except as provided in Section 5 below), "stock transfer restrictions," or other restrictions, except for covenants of the Purchasers expressly set forth in this Agreement.

         k. Expenses. Except as otherwise provided in Section 5 of the Registration Rights Agreement, each party hereto shall be responsible for the payment of its own expenses incurred in connection with the negotiation, execution, delivery and performance of this Agreement.

5.       LEGENDS; SUBSEQUENT TRANSFERS.

         a. Resales of Securities by Purchasers. Each Purchaser acknowledges, covenants and agrees that the Securities may and will only be resold by it (a) in compliance with Regulation S; or (b) pursuant to an exemption from registration under the 1933 Act other than Regulation S; or (c) pursuant to an effective and current registration statement under the 1933 Act. Each Purchaser agrees that it shall not make any offers or sales of the Securities prior to the expiration of the Restricted Period to any U.S. person or for the account or benefit of any U.S. person and any such offers or sales prior to such expiration shall otherwise be made in compliance with the provisions of Regulation S. In connection with any sale or transfer of the Securities prior to the end of the Restricted Period, the Purchaser transferring such Securities will obtain and deliver to the Company a certificate of the prospective transferee confirming that: (i) the prospective transferee is not a U.S. person; (ii) the securities have been offered and sold or transferred to the prospective transferee outside the United States, and the prospective transferee has no present intention to reoffer or resale the Securities to a U.S. person or in the United States; (iii) prior to the end of the Restricted Period, the prospective transferee will not offer to sell the Securities to a U.S. person or for the account or benefit of a U.S. person or in the United States; and (iv) if the prospective transferee effects any further transfer, offer or sale of the Securities prior to the end of the Restricted Period, such transfer, offer or sale shall comply with the terms of Regulation S and the prospective transferee will obtain and deliver to the Company a certificate of the subsequent transferee to the effect of clauses (i)-(iv) of this sentence.

         b. Legends. The certificates representing the Preferred Shares and any Conversion Shares issued during the Restricted Period, shall bear the following legend (the "LEGEND"):

            "The securities represented hereby have been issued pursuant to Regulation S promulgated under the Securities Act of 1933, as ed (the "1933 Act"), and have not been registered under the

            1933 Act. Such securities may not be transferred, offered or sold prior to the end of the forty (40) day period (the "Restricted Period") commencing on July __, 1996 unless such transfer, offer or sale is made in an "offshore transaction" and not to or for the account of or benefit of a "U.S. Person" (as such terms are defined in Regulation S) and is otherwise in accordance with the requirements of Regulation S. Following expiration of the Restricted Period, the securities represented hereby may not be offered, sold or otherwise transferred in the United States or to a U.S. Person unless the securities are registered under the 1933 Act and applicable state securities laws, or such offers, sales and transfers are made pursuant vailable exemption from the requirements of those laws."

         c. Removal of Legend Following the Expiration of the Restricted Period. Following the expiration of the Restricted Period, the Company will remove or will promptly instruct its transfer agent to remove the Legend from the Preferred Shares and, if applicable, from the Conversion Shares issued during the Restricted Period (and will instruct its transfer agent to issue without the Legend, the Conversion Shares issuable upon any conversion or exercise occurring after the Restricted Period), if the Purchaser holding such Securities or any other person in whose name such certificates have been or are to be issued shall have delivered a certificate (a "Removal Certificate") to the Company to the following effect:

            "The undersigned acknowledges that the securities to which this certificate relates have not been registered under the Securities Act of 1933, as amended (the "1933 Act") and that offers, sales or other transfers of such securities must be made in compliance with Regulation S promulgated under the 1933 Act, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from registration, and the undersigned certifies that the undersigned has not made, nor will the undersigned make or cause to be made, any offer, sale or other transfer of such securities, in violation of the 1933 Act, other applicable securities laws or the rules and regulations of the Securities and Exchange Commission."

         d. Removal of Legend in Connection with Bona Fide Pledge. Upon the submission, at any time after the expiration of the Restricted Period, by a Purchaser of a written request for legend removal for the purpose of a bona fide pledge or deposit of Preferred Shares with a margin account, together with the certificates for which the legend removal is being requested, the Company will reissue or will promptly instruct its transfer agent to reissue the certificates representing the Preferred Shares to be so pledged or deposited without the Legend, and no Removal Certificate shall be required to be delivered in connection therewith.

          e. Irrevocable Instructions to Transfer Agent. The Company will issue to its transfer agent an irrevocable instruction letter to issue Common Stock upon conversion of the Preferred Shares (in accordance with the Certificate of Designation and, so long as Section 5(c) above is complied with, free of the Legend) upon receipt of a valid Notice of Conversion from the Purchaser and the certificates representing the Preferred Shares.

         f. Preservation of the Legend. Notwithstanding the provisions of this
Section 5, if with respect to the Company's receipt of a Removal Certificate from any person, prior to any removal of the Legend, there shall have been after the date hereof any amendment to the 1933 Act or Regulation S or any no action letter or interpretative release shall have been promulgated by the SEC after the date hereof which explicitly disallows the removal of the Legend under the circumstances in which the request that it be removed is being made, then the Company shall have no obligation to remove or to instruct its transfer agent to remove the Legend, unless the Company shall have received from the person requesting such removal a written letter of counsel to such person reasonably acceptable to the Company and its counsel confirming that the Legend may be so removed or share certificates may be so issued without the Legend without violation of the 1933 Act. If the person requesting a removal of the Legend is unable to supply the legal opinion referred to above then the Company shall, upon demand of such person, be obligated to register the Common Stock for resale pursuant to the terms of the Registration Rights Agreement.

6.       CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

         The obligation of the Company hereunder to issue and sell the Preferred Shares to each of the Purchasers at a Closing is subject to the satisfaction, at or before the date and time of any such Closing, of each of the following conditions thereto, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

                  (i) The Purchaser shall have executed the signature page to this Agreement and the Registration Rights Agreement, and delivered the same to the Company.

                  (ii) The Purchaser shall have delivered the Purchase Price in accordance with Section 1(b) above.

                  (iii) The representations and warranties of the Purchasers shall be true and correct in all material respects as of the date when made and as of the date and time of the Closing as though made at that time (except for representations and warranties that speak as of a specific date), and the Purchasers shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Purchasers at or prior to such Closing.

                  (iv) No injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

7.       CONDITIONS TO EACH PURCHASER'S OBLIGATION TO PURCHASE.

         The obligation of each of the Purchasers hereunder to purchase the Preferred Shares at the closing is subject to the satisfaction, at or before the Closing of each of the following conditions, provided that these conditions are for the Purchasers' sole benefit and may be waived by a Purchaser at any time in its sole discretion:

                  (i) The Company shall have executed this Agreement and the Registration Rights Agreement, and delivered the same to the Purchaser.

                  (ii) The Certificate of Designation shall have been filed with the Secretary of State of the State of Delaware, and a copy thereof certified by the Secretary of State shall have been delivered to the Purchaser.

                  (iii) The Company shall have delivered duly executed certificates representing the Preferred Shares being so purchased to the Purchaser in accordance with Section 1(b) above.

                  (iv) The Common Stock shall be authorized for quotation on the OTC Bulletin Board and trading in the Common Stock (or on the OTC Bulletin Board generally) shall not have been suspended by the SEC or the OTC Bulletin Board (the Purchaser acknowledges that the Common Stock is authorized for quotation on the OTC Bulletin Board as of the date hereof).

                  (v) The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing. The Purchasers shall have received a certificate, executed by the chief executive officer of the Company, dated as of the Closing, to the foregoing effect and as to such other matters as may be reasonably requested by the Purchasers.

                  (vi) No injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

                  (vii) The Purchasers shall have received the officer's certificate described in Section 3(c) above, dated as of the Closing.

8.       GOVERNING LAW; MISCELLANEOUS.

         a. Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware without regard to the principles of conflict of laws. The parties hereto hereby submit to the exclusive jurisdiction of the United States Federal Courts located in the County of Kent in the State of Delaware with respect to any dispute arising under this Agreement, the agreements entered into in connection herewith or the transactions contemplated hereby or thereby.

         b. Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.

         c. Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

         d. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

         e. Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Purchasers make any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

         f. Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier, in each case addressed to a party. The addresses for such communications shall be:

         If to the Company:

         American BioMed, Inc.
         10077 Grogran's Mill Road, Suite 100
         The Woodlands, Texas 77380

         If to a Purchaser, to the address set forth immediately below such Purchaser's name on the Execution Pages.

         Each party shall provide notice to the other party of any change in address.

         g. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor the Purchaser shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other. Notwithstanding the foregoing, each of the Purchasers may assign its rights hereunder to any of its "affiliates," as that term is defined under the 1934 Act, without the consent of the Company. This provision shall not limit a Purchaser's right to transfer the Securities pursuant to the terms of the Certificate of Designation and this Agreement or to assign its rights hereunder to any such transferee; provided, however, that a Purchaser may not sell or otherwise transfer the Preferred Shares except (i) to the Company or to a stockholder or a group of stockholders who immediately prior to the sale control a majority of the Company's voting shares (a "Controlling Stockholder" or "Controlling Group", as applicable); (ii) to an affiliate of such Purchaser;
(iii) in connection with any merger, consolidation, reorganization or sale of more than fifty percent (50%) of the outstanding Common Stock of the Company (a "Reorganization"); (iv) in a registered public offering or a public sale pursuant to Rule 144 or other applicable exemption from the registration requirements of the Act (or any successor rule or regulation); or (v) in a private sale (other than to the Company, to a Controlling Stockholder or a Controlling Group, to an affiliate of such Purchaser, or in a Reorganization), provided that the Purchaser shall not sell or otherwise transfer during any ninety (90) day period a portion(s) of the Preferred Shares which, if converted into Common Stock at the time of the transfer, would represent, in the aggregate (together with other shares of Common Stock the beneficial ownership of which is transferred), beneficial ownership by the transferee(s) of more than four and nine-tenths percent (4.9%) of the Common Stock then outstanding.

         h. Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

         i. Survival. The representations and warranties of the Company and the agreements and covenants set forth in Sections 3, 4, 5 and 8 shall survive the Closings hereunder notwithstanding any due diligence investigation conducted by or on behalf of the Purchasers. The Company agrees to indemnify and hold harmless each of the Purchasers and each of its officers, directors, employees, partners, agents and affiliates for loss or damage arising as a result of or related to any breach or alleged breach by the Company of any of its representations set forth in Section 3 hereof, including advancement of expenses as they are incurred.

         j. Publicity. The Company and each of the Purchasers shall have the right to approve before issuance any press releases, SEC or NASD filings, or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of the Purchaser, to make any press release or SEC or NASD filings with respect to such transactions as is required by applicable law and regulations (although the Purchasers shall be consulted by the Company in connection with any such press release prior to its release and shall be provided with a copy thereof).

         k. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         l. Termination. In the event that a closing shall not have occurred on or before ninety (90) days from the date hereof, unless the parties agree otherwise, this Agreement shall terminate at the close of business on such date.

         IN WITNESS WHEREOF, the Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.



AMERICAN BIOMED, INC.

By: /s/ STEVEN B. RASH
   -----------------------
Name: Steven B. Rash
     ---------------------
Its: President & CEO

PURCHASER (Name and Signature):

/s/ ZANNETT LOMBARDIER, LTD.

By:

Name:

Its:




         ADDRESS:
         Kirk House
         PO Box 1100
         Grand Cayman, Cayman Islands
         British West Indies
         Attn: Peter Goulden





         RESIDENCE:


         AGGREGATE SUBSCRIPTION AMOUNT:


         Number of Preferred Shares:                 390

         Purchase Price:                        $390,000

QUEENSBOROUGH INVESTMENTS

By: /s/ P.M. BENEST
   -----------------------
Name: P.M. Benest
     ---------------------
Its: Authorized Signature



         ADDRESS:
                  P.O. Box 129
                  St. Helier
                  Jersey
                  Channel Islands
                  British Isles Admin.

         RESIDENCE:
                    Jersey Management-British Virgin Islands Register





         RESIDENCE:


         AGGREGATE SUBSCRIPTION AMOUNT:


         Number of Preferred Shares:              250

         Purchase Price:                     $250,000

ALL FRUIT LIMITED

By: /s/ P.M. BENEST
   -----------------------
Name: P.M. Benest
     ---------------------
Its: Authorized Signature



         ADDRESS:
                  P.O. Box 129
                  St. Helier
                  Jersey
                  Channel Islands
                  British Isles Admin.

         RESIDENCE:
                    Jersey Management-British Virgin Islands Registered

         ADDRESS:


         RESIDENCE:


         AGGREGATE SUBSCRIPTION AMOUNT:


         Number of Preferred Shares:                     150

         Purchase Price:                            $150,000

EMRAL INVESTMENTS

By: /s/ P.M. BENEST
   -----------------------
Name: P.M. Benest
     ---------------------
Its: Authorized Signature




         ADDRESS:
                  P.O. Box 129
                  St. Helier
                  Jersey
                  Channel Islands
                  British Isles Admin.

         RESIDENCE:
                    Jersey Management-British Virgin Islands Registered

         AGGREGATE SUBSCRIPTION AMOUNT:


         Number of Preferred Shares:                       400

         Purchase Price:                              $400,000